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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
NetObjects, Inc.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



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Mountain View, California
May 7, 1999